February 27, 2026
Thrivent Mid Cap Stock Fund
Class S: TMSIX | Class A: AASCX
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at thriventmutualfunds.com/prospectus. You can also get this information at no cost by calling 800-847-4836 or by sending an email request to contactus@thriventfunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated Feb. 27, 2026, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

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Thrivent Mid Cap Stock Fund
Class S: TMSIX  |  Class A: AASCX

Investment Objective
Thrivent Mid Cap Stock Fund (the "Fund") seeks long-term capital growth.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of a fund or funds of Thrivent Mutual Funds. More information about these and other Class A sales charge discounts is available from your financial professional and in the “Class A Sales Charges” and “Ways to Eliminate or Reduce the Initial Class A Sales Charges” sections of the Fund’s prospectus and the “Sales Charges” section under the heading “Purchase, Redemption and Pricing of Shares” of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class S	Class A
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	None	4.50%
Maximum Deferred Sales Charge (load) (as a % of the net asset value)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class S	Class A
Management Fees	0.60%	0.60%
Distribution and Shareholder Service (12b-1) Fees	None	0.25%
Other Expenses	0.15%	0.12%
Total Annual Fund Operating Expenses	0.75%	0.97%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:
	1 Year	3 Years	5 Years	10 Years
Class S	$77	$240	$417	$930
Class A	$545	$745	$962	$1,586
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of mid-sized companies. The Adviser focuses mainly on the equity securities of mid-sized U.S. companies which have market capitalizations equivalent to those included in widely known indices such as the Russell Midcap® Index, S&P MidCap 400® Index, or the mid-sized company market capitalization classifications published by Morningstar or Lipper, Inc. The Fund defines mid-cap companies as those with market capitalizations at the time of purchase in the range of companies in either the Russell Midcap Index (approximately $1.0 billion to $101.6 billion as of December 31, 2025) or the S&P MidCap 400 Index (approximately $2.1 billion to $33.0 billion as of December 31, 2025). Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Fund seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental and other investment research techniques to identify mid-sized companies that, in its opinion:
•
have prospects for growth in their sales and earnings;
•
are in an industry with a good economic outlook;
•
have high-quality management; and/or
•
have a strong financial position.
The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Fund is not a deposit or other obligation of Thrivent Trust Company, Thrivent Bank, or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
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Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund investments may prove incorrect, resulting in losses or poor performance, even in rising markets. Poor investments by the Adviser may cause a Fund to underperform relative to its benchmark or similar funds. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Performance
The following bar chart and table beneath it provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year for Class A shares and includes the effects of Fund expenses, but not sales charges. If sales charges were included, returns would be lower than those shown. The table shows how the Fund’s average annual returns for the indicated periods compare with those of an appropriate broad-based securities market index and more narrowly based indices. The table includes the effects of Fund expenses and maximum sales charges and assumes that you sold your shares at the end of the period. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as individual retirement accounts. After-tax returns are only shown for Class A shares, and after-tax returns for Class S shares will vary. Returns after taxes on distributions and redemptions may be higher than before tax returns and/or after taxes on distributions shown because they reflect the tax benefit of capital losses realized in the redemption of Fund shares.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website at thriventfunds.com or by calling 800-847-4836.
The Fund compares its performance to the Russell 3000® Index, an appropriate broad-based securities market index that represents the overall domestic equity market in which the Fund may invest. The Fund also compares its performance to the Russell Midcap® Index and S&P MidCap 400® Index, which more closely reflect the market segments in which the Fund invests. The index descriptions appear in the "Index Descriptions" section of the prospectus.
Year-by-Year Total Return
Class A Shares

Best Quarter:	Q2 2020	+26.49%
Worst Quarter:	Q1 2020	(28.38)%
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Average Annual Total Returns
(Periods Ending December 31, 2025)
	1 Year	5 Years	10 Years
Class A (before taxes)	(0.35)%	5.51%	10.39%
Class A (after taxes on distributions)	(3.38)%	3.79%	8.70%
Class A (after taxes on distributions and redemptions)	2.06%	4.20%	8.24%
Class S (before taxes)	4.57%	6.73%	11.20%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	11.01%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	7.50%	9.12%	10.72%
Management
Investment Adviser
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
Name and Title	Portfolio Manager of the Fund Since
Brian J. Flanagan, CFA Senior Portfolio Manager	February 2004
Vikram Kaura Senior Portfolio Manager	May 2022
J.P. McKim, CFA Senior Portfolio Manager	May 2022
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through certain broker-dealers. You also may purchase Class S shares of the Fund directly from the Fund online at thrivent.com.
The minimum initial investment requirement for this Fund is $2,000 and the minimum subsequent investment requirement is $50 for taxable accounts. For IRA or tax-deferred accounts, the minimum initial investment requirement for this Fund is $1,000 and the minimum subsequent investment requirement is $50. These investment requirements may be different, however, for investors investing in the Fund through an automatic investment plan or, for Class S shares, through certain fee-based investment advisory programs.
You may purchase or redeem Fund shares on days that the New York Stock Exchange is open. You may conduct such transactions by mail, telephone 800-847-4836, the Internet (thrivent.com), the mobile app, by wire/ACH transfer or through an automatic investment plan (for purchases) or a systematic withdrawal plan (for redemptions), subject to certain limitations.
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.
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4321 N. Ballard Rd.
Appleton, WI 54919-0001

A better way to deliver documents. In response to concerns regarding multiple mailings, we send one copy of a prospectus and each annual and semiannual report for Thrivent Mutual Funds to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs. If you purchased shares through Thrivent: If you wish to discontinue householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or call us at 800-847-4836. We will begin to send separate regulatory mailings within 30 days of when we receive your request. If you wish to receive an additional copy of this Summary Prospectus for Thrivent Mutual Funds, call us at 800-847-4836 or visit thriventmutualfunds.com/prospectus. If you purchased shares from a firm other than Thrivent: If you wish to discontinue householding in the future or to receive an additional copy of this Summary Prospectus for Thrivent Mutual Funds, contact your financial professional. This Summary Prospectus is also available by visiting thriventmutualfunds.com/prospectus.
Contact Thrivent Mutual Funds
Phone: 800-847-4836 Fax: 866-278-8363 Web: thriventfunds.com Email: contactus@thriventfunds.com	Applications, Redemptions, Exchanges & Other Requests: Thrivent Mutual Funds P.O. Box 219348 Kansas City, Missouri 64121-9348	Additional Investments: Thrivent Mutual Funds P.O. Box 219334 Kansas City, Missouri 64121-9334	Express Mail: Thrivent Mutual Funds 801 Pennsylvania Avenue Suite 219348 Kansas City, Missouri 64105
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Summary Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent Mutual Funds are not deposits or other obligations of Thrivent Trust Company or any bank, or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent Mutual Funds are subject to investment risk, including possible loss of the principal amount invested.
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker/dealer, member FINRA and a subsidiary of Thrivent, the marketing name for Thrivent Financial for Lutherans.
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